GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND	Summary Prospectus June 30, 2020
Share Class:	Class R4	Class R5	Class R6	Class PS
Ticker:	—	—	GIDRX	—
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com.
You can also get this information at no cost by calling 1-877-466-7778, by sending an email request to dcops@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2020, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Important notice regarding delivery of shareholder reports. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) expects that paper copies of each Fund’s annual and semiannual reports to shareholders will no longer be sent by mail, unless you specifically request paper copies of the reports by writing or emailing GMO Shareholder Services at the address below or by contacting your financial intermediary, such as a broker or agent. Instead, reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting GMO Shareholder Services or if you own your shares through a financial intermediary, you may contact your financial intermediary. Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to continue to receive paper copies of your shareholder reports or you can follow instructions included with this disclosure. If you invest directly with the Fund, you can contact GMO Shareholder Services at: Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 or by telephone at 1-617-346-7646 (collect). Your election to receive reports in paper will apply to all Funds held directly with GMO Series Trust (the “Trust”).

 GMO International Developed Equity Allocation Series Fund
Investment objective
Total return greater than that of its benchmark, the MSCI EAFE Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses5	0.63%	0.63%	0.63%	0.63%
Total annual fund operating expenses	0.93%	0.78%	0.68%	0.83%
Fee waiver/Expense reimbursement6	0.00%	0.00%	0.00%	(0.10)%4
Total annual fund operating expenses after fee waiver/expense reimbursement	0.93%	0.78%	0.68%	0.73%
1 The information in this table and in the Example below reflects the expenses of both the Fund and GMO International Developed Equity Allocation Fund (“IDEAF”), the underlying fund in which the Fund invests.
2 Neither the Fund nor IDEAF charges a management fee or shareholder service fee, but each indirectly bears the management fees and class-specific shareholder service fees of the underlying funds in which IDEAF invests.
3 Distribution and service (12b-1) fees are paid for sub-transfer agency, recordkeeping, and other administrative services provided by financial intermediaries.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping, and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net assets attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2021, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
5 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.61% and 0.02%, respectively.
6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2021, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table and all amounts shown include the expenses of both IDEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R4	$95	$296	$515	$1,143
Class R5	$80	$249	$433	$966
Class R6	$69	$218	$379	$847
Class PS	$75	$255	$451	$1,016
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 29, 2020, the Fund’s portfolio turnover rate (excluding short-term investments) was 20% of the average value of its portfolio.
Principal investment strategies
The Fund invests substantially all of its assets in Class III shares of GMO International Developed Equity Allocation Fund (“IDEAF”), a series of GMO Trust not offered in this Prospectus. IDEAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of IDEAF. Except as otherwise indicated, references to the Fund may also refer to IDEAF, and references to actions undertaken or investments held by the Fund may also refer to those by IDEAF. GMO serves as investment adviser for both the Fund and IDEAF.

 GMO International Developed Equity Allocation Series Fund
The Fund is a fund of funds and invests primarily in equities traded in non-U.S. markets (including emerging markets) through shares of GMO Funds, including GMO International Equity Fund, GMO Emerging Markets Fund and GMO Risk Premium Fund (collectively, the “underlying GMO Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the Fund’s allocations to particular underlying GMO Funds. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of the underlying GMO Funds in response to changes in GMO’s investment outlook and its assessment of market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities (see “Name Policies”). In addition, under normal circumstances, the Fund invests (including through its investment in the underlying GMO Funds) at least 80% of its assets in equities tied economically to developed markets (see “Name Policies”). The Fund also may invest in equities tied economically to emerging markets (which are not part of the Fund’s benchmark), but those investments typically will represent 10% or less of the Fund’s net assets measured at the time of purchase. The term “equities” refers to direct and indirect (e.g., through the underlying GMO Funds) investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The term “developed markets” means those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets).
The Fund may invest in securities of companies of any market capitalization. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in Class III shares of IDEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IDEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of IDEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IDEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IDEAF.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties in obtaining and enforcing legal judgments) tend to be greater for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities, and often are more volatile than the economies of developed countries.

 GMO International Developed Equity Allocation Series Fund
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IDEAF and the underlying funds (including underlying GMO Funds) in which IDEAF invests, including the risk that IDEAF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of IDEAF and the underlying funds in which IDEAF invests, the increase in fees and expenses of an underlying fund or a reallocation of the IDEAF’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, terrorism) may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

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Focused Investment Risk – Investments focused in asset classes, countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligations to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligors’ failure to meet their payment obligations or in anticipation of such failure.

 GMO International Developed Equity Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on January 12, 2015. Returns prior to the date the Fund commenced operations are those of IDEAF (Class III shares), adjusted to reflect the gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and IDEAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 17.03% (3Q2010)
Lowest Quarter: -18.14% (3Q2011)
Year-to-Date (as of 3/31/20): -23.93%
Average Annual Total Returns
Periods Ending December 31, 2019
	1 Year	5 Years	10 Years	Inception
				6/5/06*
Class R4
Return Before Taxes	23.77%	3.65%	4.95%	3.20%
Return After Taxes on Distributions	23.02%	2.98%	4.37%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares	15.13%	2.98%	4.08%	2.60%
Class R5
Return Before Taxes	23.96%	3.81%	5.11%	3.35%
Class R6
Return Before Taxes	24.08%	3.91%	5.21%	3.46%
Class PS
Return Before Taxes	24.01%	3.78%	5.07%	3.31%
MSCI EAFE Index** (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	22.01%	5.67%	5.50%	3.56%
* Inception date for IDEAF (Class III shares)
** MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2015)	Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since June 2019)	Portfolio Manager, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO International Developed Equity Allocation Series Fund
Tax information
The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) for U.S. federal income tax purposes and expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or investing through a tax-advantaged account such a tax-qualified retirement plan. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.